                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 1998


                          CORSAIR COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              000-22859                               77-0390406
      (Commission File Number)             (IRS Employer Identification No.)


            3408 Hillview Avenue, Palo Alto, CA       94304
          (Address of principal executive offices)  (Zip Code)


                                 (650) 842-3300
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

        On June 22, 1998, Corsair Communications, Inc., a Delaware corporation ("Corsair"), acquired Subscriber Computing, Inc., a Delaware corporation ("Subscriber"), through a merger (the "Merger") of Corsair's wholly-owned subsidiary, Anteater Acquisition Corp., a Delaware corporation ("Acquisition Corp."), with and into and Subscriber. The Merger was consummated on the terms set forth in the Agreement and Plan of Reorganization dated April 2, 1998 among Corsair, Acquisition Corp. and Subscriber, as amended (the "Merger Agreement"). As a result of the Merger, Subscriber is now a wholly-owned subsidiary of Corsair.

        Subscriber provides scalable billing, customer care, fraud detection, prepaid billing and mediation solutions for paging, cellular and PCS service providers. Subscriber's principal assets consist of cash, cash equivalents, restricted cash and accounts receivable, which totaled approximately $6.66 million as of March 31, 1998, intellectual property, and property and equipment which were valued by Subscriber at approximately $3.72 million as of March 31, 1998. Corsair intends to have Subscriber continue to use its equipment and other physical assets in the same manner the assets were used prior to the Merger, subject to Corsair's objective of achieving optimal synergies, integrating and streamlining overlapping functions, and controlling expenditures resulting from the research and development activities of Corsair and Subscriber being located in Palo Alto and Irvine, California, respectively.

        Pursuant to the Merger Agreement, each holder of Subscriber Common Stock received 0.237560 shares of Corsair Common Stock, par value $0.001 per share, in exchange for each share of Subscriber Common Stock, no par value per share, and each holder of Subscriber Series B Preferred Stock received 0.454160 shares of Corsair Common Stock, par value $0.001 per share, in exchange for each share of Subscriber Series B Preferred Stock, no par value per share. In addition, all outstanding options to purchase Subscriber Common Stock issued under the Subscriber 1997 Incentive Stock Option Plan and all outstanding warrants to purchase capital stock of Subscriber were assumed by Corsair and are now exercisable for shares of Corsair Common Stock.

        The consideration paid by Corsair for the outstanding capital stock, options and warrants of Subscriber pursuant to the Merger Agreement was determined pursuant to arms-length negotiations and took into account various factors concerning the valuation of the business of Subscriber including public market valuations of comparable companies, discounted cash flows for Subscriber and multiples paid in recent acquisitions of comparable companies. As a result of the Merger, Subscriber shareholders now hold approximately 23.5% of the outstanding Common Stock of Corsair on a fully-diluted basis.

        Unexpired and unexercised options to purchase up to 1,557,076 shares of Subscriber Common Stock held by Subscriber officers, directors and employees were assumed pursuant to the Merger Agreement.

        Corsair hereby incorporates by reference into this Report on Form 8-K that section entitled "The Merger Agreement" contained in that Registration Statement on Form S-4 filed by Corsair with the Securities and Exchange Commission (the "Commission") on May 6, 1998, Registration No. 333-51989, as amended on May 22 and May 27, 1998 (the "Registration Statement"), in which there is contained a more detailed description of the Merger.

        The description of the Merger contained herein is qualified in its entirety by reference to the Merger Agreement, as previously filed with the Commission as Exhibits 2.1 and 2.2 to the Registration Statement, and the Press Releases issued by Corsair dated April 3, 1998 and June 23, 1998, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.


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Item 7. Financial Statements and Exhibits.

        (a)    Financial Statements of Subscriber.

               The Financial Information of Subscriber required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

        (b)    Pro Forma Financial Statements.

               The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.


        (c)    Exhibits.

               Exhibit 2.1* Agreement and Plan of Reorganization dated April 2, 1998

               Exhibit 2.2* Acknowledgement regarding Amendment to Agreement and Plan of Reorganization by and among Corsair Communications, Inc., Anteater Acquisition Corp. and Subscriber Computing, Inc. dated April 28, 1998

               Exhibit 99.1  Press Release dated April 3, 1998

               Exhibit 99.2  Press Release dated June 23, 1998

-----------------------------
* Filed as an exhibit to the Company's Registration Statement on Form S-4 (file No. 333-51989) filed with the Securities and Exchange Commission on May 6, 1998 and incorporated herein by reference.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CORSAIR COMMUNICATIONS, INC.



                                              By: /s/ Mary Ann Byrnes
                                                  ------------------------------
                                                  Mary Ann Byrnes, President and
                                                  Chief Executive Officer

Date: July 7, 1998




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

                                  EXHIBIT INDEX


                                                                               SEQUENTIALLY
  EXHIBIT                                                                        NUMBERED
  NUMBER                                DOCUMENT                                   PAGE
-----------                             --------                               ------------
2.1*         Agreement and Plan of Reorganization by and among Corsair
             Communications, Inc., Anteater Acquisition Corp. and Subscriber
             Computing, Inc. dated April 2....................................      *

2.2*         Acknowledgement regarding Amendment to Agreement and Plan of
             Reorganization by and among Corsair Communications, Inc.,
             Anteater Acquisition Corp. and Subscriber Computing, Inc. dated
             April 28, 1998...................................................      *

99.1         Press Release dated April 3, 1998................................      5

99.2         Press Release dated June 23, 1998................................      6

------------------------------------
* Filed as an exhibit to the Company's Registration Statement on Form S-4 (file No. 333-51989) filed with the Securities and Exchange Commission on May 6, 1998 and incorporated herein by reference.



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